                                  EXHIBIT 99.2
          INVITROGEN UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     On March 28, 2003, Invitrogen Corporation ("Invitrogen") acquired from Vertex Pharmaceuticals, Inc. ("Vertex") certain assets and liabilities of PanVera LLC ("PanVera"), a wholly owned subsidiary of Vertex, for $94.8 million in cash, assumed $6.1 million in debt, and paid $1.3 million to acquire equipment under operating leases. The products and rights acquired include biochemical and cellular assay capabilities and PanVera's commercial portfolio of proprietary reagents, probes and proteins (the "PanVera Acquired Business").

     We have presented below unaudited pro forma combined financial statements that reflect the acquisition of assets and liabilities using the purchase method of accounting. The pro forma adjustments are preliminary and based on management's estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition. In addition, the final valuation of acquired purchased technology and assessment of useful lives has not yet been completed, which will affect the allocation of the purchase price to these assets and the related amortization expense. Consequently, the amounts reflected in the unaudited pro forma combined financial statements are subject to change, and the final amounts may differ substantially.

     The unaudited pro forma condensed combined income statement for the year ended December 31, 2002, gives effect to the acquisition of the PanVera Acquired Business as if it was completed on January 1, 2002. The unaudited pro forma condensed combined balance sheet as of December 31, 2002, gives effect to the acquisition as if it was completed on that date. The assets, liabilities and results of operations of PanVera's instruments business and a distribution arrangement have been excluded from the pro forma financial information since the related assets and liabilities were not part of the acquisition. The pro forma condensed combined financial statements should be read in conjunction with the separate historical consolidated financial statements and the notes thereto contained in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q of Invitrogen and the audited financial statements of the PanVera Acquired Business included in this filing.

     The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had occurred as of the date or during the periods presented nor is it necessarily indicative of future operating results or financial positions.

                             INVITROGEN CORPORATION
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                     AFTER GIVING EFFECT TO THE ACQUISITION
                                DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                                           PANVERA
                                                         HISTORICAL        ACQUIRED         PRO FORMA            PRO FORMA
                                                         INVITROGEN        BUSINESS         ADJUSTMENTS          COMBINED
                                                         ----------        --------         -----------          --------
                       ASSETS

Current assets:
  Cash and cash equivalents.......................     $     537,817       $       -        $(104,060)a)      $     433,757
  Short-term investments..........................           184,188             341                -               184,529
  Restricted cash and investments.................             9,370               -            6,085 a)             15,455
  Trade accounts receivable, net..................            95,104           2,311              (49)k)             97,366
  Inventories.....................................            85,531           1,584            5,049 d)             92,164
  Deferred income tax assets......................            28,679             372             (372)b)             28,679
  Prepaid expenses and other current assets.......            27,762             408            1,750 c)             29,920
                                                       -------------       --------         ---------         -------------
    Total current assets..........................           968,451           5,016          (91,597)              881,870
Property and equipment, net.......................           136,151           8,608            1,108 h)            145,867
Goodwill..........................................           768,459               -            4,410 a)-i)         772,869
Net intangible assets.............................           344,180             156           70,144 i)            414,480
Long-term investments.............................           338,488           7,570                -               346,058
Other assets......................................            59,237             320            2,875 c),g)          62,432
                                                       -------------       --------         ---------         -------------
    Total assets..................................     $   2,614,966       $  21,670        $ (13,060)        $   2,623,576
                                                       =============       =========        =========         =============

           LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current portion of long-term obligations........     $       2,456       $     230        $   5,845 j)      $       8,531
  Accounts payable................................            20,430             671              (49)k)             21,052
  Accrued expenses and other current liabilities..            87,591           3,632           (1,719)e),f)          89,504
  Income taxes....................................            30,478               -                -                30,478
                                                       -------------       --------         ---------         -------------
    Total current liabilities.....................           140,955           4,533            4,077               149,565
Long-term obligations, deferred credits and
  reserves........................................            24,664           5,845           (5,845)j)             24,664
Pension liabilities...............................            21,997               -                -                21,997
Deferred income tax liabilities...................           108,737               -                -               108,737
2 -1/4% Convertible Subordinated Notes due 2006...           500,000               -                -               500,000
5 -1/2% Convertible Subordinated Notes due 2007...           172,500               -                -               172,500
                                                       -------------       --------         ---------         -------------
    Total liabilities.............................           968,853          10,378           (1,768)              977,463
                                                       -------------       --------         ---------         -------------
Minority interest.................................             3,503               -                -                 3,503
                                                       -------------       --------         ---------         -------------
Commitments and contingencies
Stockholders' equity:
  Common stock....................................               533               -                -                   533
  Additional paid-in-capital......................         1,871,795               -                -             1,871,795
  Accumulated other comprehensive income..........            14,906              45              (45)b)             14,906
  Accumulated deficit.............................          (144,624)              -                -              (144,624)
  Less cost of treasury stock.....................          (100,000)              -                -              (100,000)
  Business unit equity............................                 -          11,247          (11,247)b)                  -
                                                       -------------       --------         ---------         -------------
    Total stockholders' equity....................         1,642,610          11,292          (11,292)            1,642,610
                                                       -------------       --------         ---------         -------------
    Total liabilities and stockholders' equity....     $   2,614,966       $  21,670        $ (13,060)        $   2,623,576
                                                       =============       =========        =========         =============


See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                             INVITROGEN CORPORATION
           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                     AFTER GIVING EFFECT TO THE ACQUISITION
                          YEAR ENDED DECEMBER 31, 2002
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   PANVERA
                                                     HISTORICAL    ACQUIRED          PRO FORMA         PRO FORMA
                                                     INVITROGEN    BUSINESS          ADJUSTMENTS       COMBINED
                                                      --------    ----------         ---------         ---------
Revenues..........................................    $648,597    $   41,446         $    (161) k)     $ 689,882
Cost of revenues..................................     269,898         6,884             5,107  d),k)    281,889
                                                      --------    ----------         ---------         ---------
   Gross margin...................................     378,699        34,562            (5,268)          407,993
Operating Expenses:
  Sales and marketing.............................     124,859             -             4,137  l)       128,996
  General and administrative......................      71,105             -             5,320  l)        76,425
  Selling, general and administrative.............           -         9,457            (9,457) l)             -
  Research and development........................      33,698         5,275              (116) k)        38,857
  Purchased intangibles amortization..............      64,302             -             8,613  i)        72,915
  Business integration and merger costs...........      16,207             -                 -            16,207
                                                      --------    ----------         ---------         ---------
     Total operating expenses.....................     310,171        14,732             8,497           333,400
                                                      --------    ----------         ---------         ---------
       Income from operations.....................      68,528        19,830           (13,765)           74,593
                                                      --------    ----------         ---------         ---------
  Interest and other income and expense, net......       2,648          (849)           (2,271) m)          (472)
                                                      --------    ----------         ---------         ---------
Income before provision for income taxes and
   minority interest..............................      71,176        18,981           (16,036)           74,121
Income tax benefit (provision)....................     (22,207)       (7,341)            6,516  n)       (23,032)


Minority interest.................................      (1,302)            -                 -            (1,302)
                                                      --------    ----------         ---------         ---------
Net income........................................    $ 47,667      $ 11,640          $ (9,520)         $ 49,787
                                                      ========    ==========         =========         =========
Earnings per share:
  Basic                                               $   0.91                                          $   0.95
                                                      ========                                          ========
  Diluted.........................................    $   0.90                                          $   0.94
                                                      ========                                          ========
Weighted average shares used in per share
   calculation:
  Basic                                                 52,643                                            52,643
  Diluted.........................................      52,963                                            52,963



    See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.



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




                             INVITROGEN CORPORATION
      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The unaudited pro forma condensed combined financial statements of Invitrogen have been prepared using the purchase method of accounting based on the historical financial statements of Invitrogen and the PanVera Acquired Business for the year ended December 31, 2002. The unaudited pro forma combined balance sheet has been prepared as if the acquisition of assets and liabilities had been consummated at December 31, 2002 and the unaudited pro forma combined statements of income assume consummation of the acquisition on January 1, 2002. The unaudited pro forma combined financial statements also exclude the assets, liabilities and results of operations of PanVera LLC's instruments business and a distribution arrangement since they were not part of the assets acquired by Invitrogen. The unaudited pro forma combined financial statements also assume the repayment of acquired debt and the related decrease in interest expense and income from the repayment as well as the net cash paid for the acquisition.

     Included in revenues for the PanVera Acquired Business are $15.3 million for the year ended December 31, 2002, in revenues received for perpetual licenses. These revenues are not expected to recur in 2003.

2. PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

a) PURCHASE PRICE

     The purchase price of the net assets was based on the cash paid for the net assets acquired and estimated direct transaction costs to be incurred by Invitrogen. The estimated direct costs of the transaction to be incurred by Invitrogen include advisory fees for attorneys and accountants, filing fees and certain restructuring costs. The estimates below are subject to change and the final amounts may differ substantially.


     (in thousands)
     Cash.....................................................    $  94,840
     Cash paid to escrow for repayment of long-term debt
      assumed.................................................        6,085
     Cash paid to acquire leased equipment....................        1,304
     Estimated direct costs...................................        1,831
                                                                  ---------
         Estimated purchase price.............................    $ 104,060
                                                                  =========

     The allocation of the above purchase price is estimated to be as follows:

      Fair value of net tangible assets acquired..............     $ 37,960
      Fair value of identifiable intangible assets acquired...       70,300
      Goodwill................................................        4,410
      Fair value of liabilities assumed.......................       (8,610)
                                                                  ---------
                                                                  $ 104,060
                                                                  =========

     The allocation of the excess cost over net assets acquired is preliminary and is pending completion of the independent third-party valuation of the intangible assets acquired.

b) ADJUSTMENTS TO PURCHASED BALANCE SHEET

     Eliminates deferred tax assets not assumed in the acquisition of $0.4 million to purchase price in excess of net assets acquired. Eliminates unrealized gain on securities of $45,000 to purchase price in excess of net assets acquired. Eliminates business unit equity of $11.2 million to purchase price in excess of net assets acquired.

c) RECEIVABLE GUARANTEED BY PARENT

     Add discounted short-term and long-term receivable balances guaranteed by parent of $1.8 million and $3.0 million, respectively.

d) PURCHASED INVENTORY REVALUATION

     Increases inventory by $5.0 million to fair market value, less costs to sell or dispose. Adds the estimated amortization expense of $5.2 million for the non-cash write-up to cost of revenues in the Statement of Income.

e) DEFERRED REVENUES

     Eliminates acquired deferred revenue balances of $1.9 million where Invitrogen has no additional cost or legal obligation to provide further services. The revenues were previously recognized based on the passage of time.

f) ACCRUED RESTRUCTURING COSTS

     Accrues for estimated severance and outplacement costs of $0.2 million for seven employees.

g) BOND ISSUE COSTS

     Adjusts unamortized bond issue costs of $0.2 million to zero for purchase accounting.

h) PROPERTY, PLANT AND EQUIPMENT

     Adds the fair value of $1.3 million for property and equipment acquired under lease obligations by Invitrogen. Eliminates property, plant and equipment of $0.2 million with fair values less than Invitrogen's capitalization threshold to comply with Invitrogen's policy on capitalizing property, plant and equipment.

i) PURCHASED INTANGIBLE ASSETS AND AMORTIZATION

     Adjusts the Combined Balance Sheet to arrive at the total estimated fair value of purchased intangible assets of $70.3 million, which includes developed product technology, customer contracts and a supply agreement, which is preliminary and may change significantly upon completion of the valuation of the intangible assets acquired. Adds to the Statement of Income the estimated first-year amortization expense of $8.6 million for purchased intangible assets over an eight-year weighted average life, which is preliminary and may change significantly upon completion of the valuation of the intangible assets acquired.

j) DEBT

     Reclasses long-term portion of debt of $5.8 million to current as loan was paid in full by Invitrogen subsequent to the acquisition of assets and assumption of liabilities.

k) INTERCOMPANY TRANSACTIONS

     Eliminates intercompany receivables and payables of $49,000. Eliminates intercompany sales and related cost of sales of $161,000 and $45,000, respectively.

l) EXPENSE RECLASSIFICATION

     Reclassify selling, general and administrative expenses of $9.5 million to sales and marketing expense of $4.1 million and general and administrative expense of $5.3 million to conform to Invitrogen's expense classifications.

m) INTEREST INCOME AND EXPENSE

     Reduces interest income by $2.4 million for estimated lost interest income, calculated at 2.28%, from cash used to purchase the net assets, cash used to acquire the leased equipment, cash used for acquisition expenses and cash used to repay the debt acquired. Reduces interest expense by $0.1 million for estimated saved interest at 1.8% from the repayment of debt acquired.

n) PROVISION FOR INCOME TAXES

     Adjusts the income tax provision to an amount equal to 39.55% (Invitrogen's marginal US tax rate) of the excess of the pro forma combined income before provision for income taxes and minority interest over that for historical Invitrogen, less tax credits for research and development expenditures.

                                       5